Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Psyence Biomedical Ltd. (the “Registrant”) on Form 20-F for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 25, 2025

/s/ Neil Maresky
Neil Maresky
Chief Executive Officer and Director (Principal Executive Officer)

/s/ Warwick Corden-Lloyd
Warwick Corden-Lloyd
Chief Financial Officer (Principal Accounting Officer)